Exhibit 99.2

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD.,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

cOMBINED FINANCIAL STATEMENTS

For the YEAR ENDED June 30, 2014

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD.,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

Contents

Report of Independent Registered Public Accounting Firm	1

Combined Financial Statements

Combined Balance Sheet	2
Combined Statement of Income and Comprehensive Income	3
Combined Statement of Stockholders’ Equity	4
Combined Statement of Cash Flows	5

Notes to Combined Financial Statements	6-15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

  TMIX Pty. Ltd. TMIX Management Australia Pty. Ltd,

  Hoot Parramatta Pty. Ltd., and Hoot Penrith Pty. Ltd.

We have audited the accompanying combined balance sheet of TMIX Pty. Ltd., TMIX Management Australia Pty. Ltd, Hoot Parramatta Pty. Ltd., and Hoot Penrith Pty. Ltd. (the “Company”) as of June 30, 2014, and the related combined statements of income and comprehensive income, stockholders’ equity and cash flows for the year then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of TMIX Pty. Ltd., TMIX Management Australia Pty. Ltd, Hoot Parramatta Pty. Ltd., and Hoot Penrith Pty. Ltd. as of June 30, 2014, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum, LLP

New York, NY

September 17, 2014

1

TMIX PTY. LTD., TMIX MANAGEMENT PTY. LTD., HOOT PARRAMATTA PTY. LTD. AND HOOT PENRITH PTY. LTD

COMBINED BALANCE SHEET

June 30, 2014

Assets

Current Assets
Cash	$2,077
Prepaid expenses	18,109
Inventories	47,777

Total Current Assets	67,963

Other Assets
Franchise fees, net	220,500
Property and Equipment, net	1,603,557

Total Other Assets	1,824,057

Total Assets	$1,892,020

Liabilities and Stockholders' Deficit

Current Liabilities
Accounts payable and accrued expenses	$812,024
Deferred rent	29,019
GST taxes payable	341,558
Other taxes payable	313,935

Total Current Liabilities	1,496,536

Commitments and Contingencies

Stockholders' Equity
Common Stock, $1.016 par value; 300 shares authorized, issued and outstanding	306
Accumulated other comprehensive income	122,776
Advances from/to stockholders	429,514
Accumulated Deficit	(157,112)

Total Stockholders' Equity	395,484

Total Liabilities and Stockholders' Equity	$1,892,020

The accompanying notes are an integral part of these combined financial statements.

2

TMIX PTY. LTD., TMIX MANAGEMENT PTY. LTD., HOOT PARRAMATTA PTY. LTD. AND HOOT PENRITH PTY. LTD

COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED JUNE 30, 2014

Revenues
Restaurant revenues, net	$4,915,647

Cost and Expenses

Cost of sales	1,428,133
Payroll and related expenses	1,448,964
Rent, occupancy and related expenses	730,654
Royalties	235,780
Depreciation and amortization expense	189,771
Other restaurant operating expenses	220,357
General and administrative expenses	493,868

Total Costs and Expenses	4,747,527

Income from Operations, before Provision for Income Taxes	168,120

Provision for Income taxes	53,136

Net Income	$114,984

Other Comprehensive Loss
Foreign currency translation adjustments	(106,403)

Comprehensive Income	$8,581

The accompanying notes are an integral part of these combined financial statements.

3

TMIX PTY. LTD., TMIX MANAGEMENT PTY. LTD., HOOT PARRAMATTA PTY. LTD. AND HOOT PENRITH PTY. LTD

COMBINED STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE YEAR ENDED JUNE 30, 2014

			Accumulated
			Other			Total
	Number		Comprehensive	Advances	Accumulated	Stockholders'
	of Shares	Amount	Income	from Stockholders	Deficit	Equity

Balance - July 1, 2013	300	$306	$229,179	$943,690	$(272,096)	$901,079

Foreign translation loss	--	--	(106,403)	--	--	(106,403)

Repayments of advances from/to stockholders	--	--	--	(514,176)		(514,176)

Net income	--	--	--	--	114,984	114,984

Balance - June 30, 2014	300	$306	$122,776	$429,514	$(157,112)	$395,484

The accompanying notes are an integral part of these combined financial statements.

4

TMIX PTY. LTD., TMIX MANAGEMENT PTY. LTD., HOOT PARRAMATTA PTY. LTD. AND HOOT PENRITH PTY. LTD

COMBINED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2014

Cash Flows from Operating Activities
Net income	$114,984
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	189,771
Changes in operating assets and liabilities:
Accounts receivable	5,460
Prepaid expenses	4,929
Inventories	(10,048)
Accounts payable and accrued expenses	215,499
GST, income and payroll taxes payable	119,296
Total Adjustments	524,907

Net Cash Provided by Operating Activities	639,891

Cash Flows Used in Investing Activities
Purchases of property and equipment	(17,235)

Cash Flows Used in Financing Activities
Repayments of advances to stockholders	(514,176)

Effect of exchange rate changes on cash	(106,403)

Net Increase in Cash	2,077

Cash-Beginning of Year	-

Cash-End of Year	$2,077

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
Interest	$-
Income taxes	$-

The accompanying notes are an integral part of these combined financial statements.

5

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2014

Note 1 - Summary of Significant Accounting Policies

Principles of Combination

The accompanying combined financial statements include the accounts of TMIX Pty. Ltd. (the “Australian Entities”), TMIX Management Australia Pty. Ltd, Hoot Parramatta Pty. Ltd., Hoot Penrith Pty. Ltd (collectively the “Company”), all of which are under common control or ownership. All material intercompany accounts and transactions have been eliminated in combination.

Organization and Nature of Business

The Company consists of Australian companies, two of which, Hoot Parramatta Pty. Ltd. and Hoot Penrith Pty. Ltd., operate restaurants under franchise agreements with Hooters of America, Inc. (“HOA”). The two restaurants opened in suburbs of Sydney, Parramatta in September 2009, and Penrith in July 2011. The management companies, TMIX Management Australia Pty. Ltd. and TMIX Pty. Ltd., oversees the daily operations of the restaurants and handles all financial and accounting functions. The Company’s corporate office is located in Bella Vista, Australia, a suburb of Sydney.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates include accounts receivable allowances, lives of intangible assets, income taxes, useful lives of property and equipment and contingencies. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in our consolidated financial statements in the period they are determined to be necessary. Actual results could differ from those estimates.

Foreign Currency Translation

The Company’s functional currency is its local currency (Australian dollar). Monetary assets and liabilities are translated into U.S. dollars at the balance sheet date and revenue and expense accounts are translated at the average exchange rate for the period, or for the year then ended. Translation adjustments are recorded as a separate component of stockholders’ equity, and changes to such are included in comprehensive income (loss).

6

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Comprehensive Income (Loss)

The Company reports comprehensive income (loss) and its components in its combined financial statements. Comprehensive loss consists of net loss and foreign currency translation adjustments affecting stockholders’ equity that, under US GAAP, are excluded from net loss. For the year ended June 30, 2014, the difference between net income as reported and comprehensive income was a loss of $106,403.

Revenue Recognition

The Company’s principal source of revenue is from customer dining transactions. Restaurant revenue is recognized when goods and services are provided, net of discounts and goods and service tax (GST).

Cash

The Company places its cash deposits with one of the largest Australian banks, which is highly rated by Moody’s credit rating service (a1 rating on the long-term rating scale).   At June 30, 2014, all of the Company’s cash was held at one financial institution.

Inventories

Inventories, consisting of food, beverages and merchandise, are valued at the lower of cost (first-in, first out) or market.

Property and Equipment

Property and equipment is recorded at cost. Major additions and improvements are capitalized while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed as incurred. Depreciation is computed principally using the straight-line method over the estimated useful lives of the assets.

7

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Property and Equipment (continued)

Leasehold improvements are amortized over the lesser of the term of the related lease or the estimated useful lives of the assets. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation of these assets are removed from the accounts and the resulting gains or losses are reflected in the results of operations.

Franchise Fees

Intangible assets are recorded for the initial franchise fees for our restaurants. The Company amortizes these amounts over a 20 year period, which is the life of the franchise agreement.

Long-Lived Assets

Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to undiscounted net cash flows expected to be generated by that asset. An impairment loss is recognized for the amount by which the carrying amount of the assets exceeds the fair value of the assets. As of June 30, 2014, management believes no impairment of long-lived assets has occurred.

Fair Value of Financial Instruments

ASC 825, “Financial Instruments,” defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The methods and assumptions used to estimate the fair value of the financial instruments are as follows:

Receivables, accounts payable and accrued expenses, other current assets: the carrying amounts approximate fair value because of the short maturities of the instruments;

Long-term debt: the fair value of long-term debt approximate their carrying value because the effective interest rates reflect market conditions.

Advertising

Advertising costs are expensed as incurred. Advertising expenses which are included in other restaurant operating expenses in the accompanying combined statement of income, totaled $4,898 for the year ended June 30, 2014. Advertising expense primarily includes local advertising, most of the advertising is performed by in-house personnel through various social media outlets.

8

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Royalty Fees

The Company pays royalties to HOA based on a percentage of gross sales reduced by certain allowable deductions. These royalties, which totaled $235,780, are reflected in the accompanying combined statement of operations.

Occupancy and Related Expense

Occupancy and related expenses include rent, real estate taxes, insurance and utility costs. The Company recognizes rent expense on a straight-line basis over the related lease agreements as prescribed by ASC Topic 840.

Income Taxes

The Company is an Australian limited liability company. During the year ended June 30, 2014, $53,136 of Australian income taxes were accrued but not paid. Deferred income taxes are provided on the liability method, whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of the enactment. The Company has provided a valuation allowance for the full amount of the deferred tax assets.

Goods and Service Tax (“GST”)

The Company currently records GST on all requisite revenue and purchase transactions. This GST includes any tax assessed by a governmental authority that is both imposed on and concurrent with a specific revenue-producing transaction between a seller and a customer, as well as a buyer and vendor.

9

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements

There are several new accounting pronouncements issued by the Financial Accounting Standards Board (“FASB”) which are not yet effective. Each of these pronouncements, as applicable, has been or will be adopted by the Company. At June 30, 2014, none of these pronouncements are expected to have a material effect on the financial position, results of operations or cash flows of the Company.

Note 2 - Economic Dependency

Vendors

For the year ended June 30, 2014, the Company purchased a substantial portion of its food and beverage product from two vendors. Purchases from these vendors represented approximately 34% of total purchases, and there was approximately $62,708 due to these vendors at June 30, 2014, which is included in accounts payable and accrued expenses in the accompanying combined balance sheet.

Note 3 - Property and Equipment

Property and equipment consists of the following as of June 30, 2014:

	Amount	Useful Life
Leasehold improvements	$521,494	Life of lease
Equipment and furniture	1,725,442	5-7 years
	2,246,936
Less: accumulated depreciation	(643,459)

Property and Equipment, Net	$1,603,557

Depreciation expense was $180,771 for year ended June 30, 2014.

10

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2014

Note 4 - Franchise Cost

Franchise cost includes primarily the franchise fees paid to Hooters of America, Inc. for the Hooters franchises operated in Australia. The franchise fees are being amortized over the period of 20 years per the terms of the franchise agreement, beginning the month following a location being opened, with an option to renew for one additional 20 year term. The cost and related amortization at June 30, 2014 are summarized as follows:

Amount
Franchise cost	$255,000
Accumulated amortization	(34,500)

Total	$220,500

Included in the above franchise cost amount, $75,000 is a deposit which represents a deposit on future Australia Hooters locations.

Amortization expense was $9,000 for the year ended June 30, 2014.

The estimated amortization of the franchise costs for the years ending June 30, 2015 and thereafter is as follows:

For the Year Ending	Franchise Costs
2015	$9,000
2016	9,000
2017	9,000
2018	9,000
2019	9,000
Thereafter	100,500

Total	$145,500

11

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2014

Note 5 - Equity

The two restaurants and management company are owned by stockholders through Australian limited liability companies. The management company, Parramatta, and Penrith were organized in December 2011, November 2010, and December 2010, respectively.

Entity	Shares Authorized	Shares Outstanding
TMIX Pty. Ltd.	100	100
Parramatta Pty. Ltd.	100	100
Penrith Pty. Ltd.	100	100

Note 6 - Income Taxes

The Australian subsidiaries of Hooters Australia file separate income tax returns in Australia. The Company operated at a profit for year ended June 30, 2014. Accordingly, an income tax provision of $53,136 has been recorded.

The components of the benefit for income taxes consist of the following:

Current:
Federal	$53,136
State	--

Total Current	$53,136

Deferred:
Federal	$--
State	--

Total Deferred	$--

Net Income Tax Expense	$53,136

12

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2014

Note 7 - Income Taxes

A reconciliation of the Australian statutory federal income tax rate to the Company’s effective tax rate for the year ended June 30, 2014 is as follows:

Australia Statutory Tax Rate	30.0%

Permanent Difference	2.0%

Income tax provision (benefit)	32.0%

The Company evaluated its tax positions for uncertainty in income taxes recognized in an enterprise’s financial statements. The methodology of the evaluation prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-then-not to be sustained upon examination by taxing authorities. Differences between tax positions taken and or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”. A liability is recognized (or amount of net operating loss carry forward or amount of tax refundable is reduced) for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying these provisions. As of June 30, 2014, no liability for unrecognized tax benefits was required to be reported. The Company does not expect any significant changes in its unrecognized tax benefits in the next year. The Company files tax returns in Australia and is subject to examination by tax authorities beginning with the year ended June 31, 2012. Currently there are no entities being audited by the tax authorities.

Interest costs related to unrecognized tax benefits are required to be calculated (if applicable) and would be classified as “interest expense in the combined statements of operation. Penalties would be recognized as a component of “general and administrative expenses”. No interest and penalties were recorded during the year ended June 30, 2014.

13

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2014

Note 8 - Commitments and Contingencies

Leases

The Company leases its two restaurant locations and its corporate office space under non-cancellable operating leases expiring on various dates, through August 2019. These lease agreements provide for the payment of real estate taxes, insurance and other expenses, as defined in the agreement.

Approximate minimum future annual rental payments under non-cancelable leases are as follows:

For the Period Ending June 30,	Amount
2015	$466,011
2016	416,413
2017	292,810
2018	246,659
2019 and thereafter	255,292

Total	$1,677,185

Rent expense totaled $522,662 for the year ended June 30, 2014.

Liabilities

Payroll Taxes and GST Taxes

The Company utilizes an outside accounting firm to assist with compliance with Goods and Service Tax (GST), payroll taxes (known as “PAYG” or “pay as you go”), and income taxes. The Company has been making payments and has not received any notices of non-compliance.

Other Liabilities

In connection with the acquisition of assets as described in Note 10, the Company believes the purchase and sale with the seller was accomplished in accordance with the laws and regulations of the taxing authorities in Australia. However, there can be no absolute assurance that the seller has fulfilled its tax and regulatory filing requirements, and whether or not the local authorities could seek to recover any unpaid taxes or other amounts from the Company, its shareholders or others. The Company is not aware of any known obligations for which the Company may be required to settle.

14

TMIX PTY. LTD., TMIX MANAGEMENT AUSTRALIA PTY. LTD,

HOOT PARRAMATTA PTY. LTD., AND HOOT PENRITH PTY. LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED JUNE 30, 2014

Note 9 - Pending Litigation

The Company is subject to claims and assertions in the ordinary course of business. Legal matters are inherently unpredictable and the Company's assessments may change based on future unknown or unexpected events. The Company is not aware of any litigation which will have a material effect on our financial condition or results of operations.

Note 10 - Subsequent Events

On July 3, 2014, Chanticleer Holdings, Inc., a Delaware corporation (“Chanticleer”), filed a Form 8-K to report its acquisition of a sixty percent (60%) ownership interest in Hoot Parramatta Pty Ltd., Hoot Australia Pty Ltd., Hoot Penrith Pty Ltd., and TMIX Management Australia Pty. Ltd. (collectively, the “Australian Entities”), which own, operate, and manage Hooters restaurant locations and gaming operations in Australia. The ownership interest in the Australian Entities was purchased from the respective entities in exchange for a debt assumption, whereby Chanticleer agreed to assume a five million dollar ($5,000,000) debt from TMIX Darling Harbour PTY. Ltd., and issued two hundred fifty thousand (250,000) warrants to purchase shares of Chanticleer’s Common Stock.

15